The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE

Preliminary Structural and Collateral Term Sheet

$1,248,000,000 (approximate) of Senior Certificates

J.P. Alternative Loan Trust 2005-S1

Mortgage Pass-Through Certificates, Series 2005-S1

11/28/2005

Features of the Transaction
- Offering consists of approximately 1,248mm of Senior Certificates.
expected to be rated AAA by at least 2 of the Rating Agencies;
S&P, Moody's, Fitch, DBRS
- The Amount of Senior Certificates is approximate and may vary.
- Multiple groups of Mortgage Loans will collateralize the transaction.
- There are approximately 3 Pools of Senior Certificates, Pools 1 consist of 4 SubGroups each which may vary, Pool 2 consists of 3 SubGroups
- The Credit Support for the Senior Certificates of Pools
1, 2 & 3 is Cross-Collateralized with respect to losses.

Preliminary Mortgage Pool(s) Data – 30 Year Conforming Balance
	Pool 1	Pool 1	Pool 1	Pool 1	Pool 1
Collateral Type	Aggregate 30Yr	SubGroup1 5.5% Pass-Thru	SubGroup2 6.0% Pass-Thru	SubGroup3 6.5% Pass-Thru	SubGroup4 7.5% Pass-Thru
Outstanding Principal Balance	560,611,058	93,933,188	238,463,293	184,616,076	42,888,957
Number of Mortgage Loans	3057
Average Original Balance	183,873	196,423	191,171	175,320	157,493
Weighted Average Gross Coupon	6.442%	5.854%	6.268%	6.736%	7.45%
Weighted Average Maturity	357	355	356	357	358
Weighted Average Seasoning	3	4	3	2	2
Weighted Average Loan-to-Value	76%	73%	75%	79%	82%
Weighted Average FICO Score	707	715	709	703	702
Geographic Distribution	CA(10%),FL(10%)	CA(12%),NJ(9%)	CA(13%),NY(9%)	FL(12%),GA(11%)	FL(22%),GA(11%)
Owner Occupied	80%	88%	88%	76%	36%
Purpose-Cash Out	28%	32%	34%	21%	17%
Interest Only	43%	16%	37%	60%	64%
Primary Servicer	Suntrust(38%)
Other Servicers	Chase Mortgage(36%),Cendant Mortgage(27%)

Key Terms
Issuer :	J.P. Alternative Loan Trust
Underwriter :	J.P.Morgan Securities, Inc.
Depositor :	J.P. Morgan Acceptance Corp. I
Master Servicer:	Wells Fargo
Trustee:	Wachovia Bank
Type of Issuance:	Public
Servicer Advancing:	Yes, Subject to Recoverability.
Compensating Interest:	Paid, But Capped.
Clean-Up Call / Optional Termination:	5% clean-up call (aggregate portfolio)
Legal Investment:	The Senior Certificates are
SMMEA Eligible at Settlement.
ERISA Eligible:	The Senior Certificates are
ERISA eligible subject to limitations set
forth in the final prospectus supplement.
Tax Treatment:	REMIC
Structure:	Senior/Subordinate w/ Shifting Interest
and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:	5.5% +/- .50%
Rating Agencies:	At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration:	Senior Certificates - DTC

Preliminary Mortgage Pool(s) Data - 30 Year Jumbo Balance
	Pool 2 Pool 2		Pool 2	Pool 2
	Aggregate	SubGroup1	SubGroup2	SubGroup3
Collateral Type	30Yr	5.5% Pass-Thru	6.0% Pass-Thru	7.5% Pass-Thru
Outstanding Principal Balance	716,295,481	130,096,466	445,090,649	140,060,913
Number of Mortgage Loans	1517
Average Original Balance	474,130	512,051	469,932	457,131
Weighted Average Gross Coupon	6.445%	5.843%	6.462%	6.957%
Weighted Average Maturity	356	356	356	356
Weighted Average Seasoning	4	4	4	3
Weighted Average Loan-to-Value	72%	66%	72%	78%
Weighted Average FICO Score	716	723	715	712
Geographic Distribution	CA(24%),FL(18%)	CA(32%),NY(15%)	CA(23%),FL(19%)	FL(23%),CA(17%)
Owner Occupied	85%	91%	84%	81%
Purpose-Cash Out	35%	33%	37%	32%
Interest Only	9%	2%	10%	15%
Primary Servicer	Chase Mortgage(73%)
Other Servicers	Suntrust(16%),Cendant Mortgage(11%)

Time Table (approximate)
Expected Settlement 11/30/05
Cut-Off Date 11/1/05
First Distribution Date 12/27/05
Distribution Date 25th or Next Business Day

JPMSI Whole Loan Trading Desk
John Horner
Dan Lonski Ruslan Margolin	212-834-2499
Marc Simpson

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005 JPMorgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE

Preliminary Structural and Collateral Term Sheet

$1,248,000,000 (approximate) of Senior Certificates

J.P. Alternative Loan Trust 2005-S1

Mortgage Pass-Through Certificates, Series 2005-S1

11/28/2005

Features of the Transaction
- Offering consists of approximately 1,248mm of Senior Certificates.
expected to be rated AAA by at least 2 of the Rating Agencies;
S&P, Moody's, Fitch, DBRS
- The Amount of Senior Certificates is approximate and may vary.
- Multiple groups of Mortgage Loans will collateralize the transaction.
- There are approximately 3 Pools of Senior Certificates, Pools 1 consist of 4 SubGroups each which may vary, Pool 2 consists of 3 SubGroups
- The Credit Support for the Senior Certificates of Pools
1, 2 & 3 is Cross-Collateralized with respect to losses.
Preliminary Mortgage Pool(s) Data – 30 Year Conforming Balance

Pool 3
Aggregate
Collateral Type	30Yr NOO
Outstanding Principal Balance	43,351,090
Number of Mortgage Loans	408
Average Original Balance	107,473
Weighted Average Gross Coupon	5.723%
Weighted Average Maturity	176
Weighted Average Seasoning	4
Weighted Average Loan-to-Value	65%
Weighted Average FICO Score	739
Geographic Distribution	FL(18%),TX(12%)
Non Owner Occupied	100%
Purpose-Cash Out	34%
Interest Only	0%
Primary Servicer	Chase Mortgage(100%)

Key Terms
Issuer :	J.P. Alternative Loan Trust
Underwriter :	J.P.Morgan Securities, Inc.
Depositor :	J.P. Morgan Acceptance Corp. I
Master Servicer:	Wells Fargo
Trustee:	Wachovia Bank
Type of Issuance:	Public
Servicer Advancing:	Yes, Subject to Recoverability.
Compensating Interest:	Paid, But Capped.
Clean-Up Call / Optional Termination:	5% clean-up call (aggregate portfolio)
Legal Investment:	The Senior Certificates are SMMEA Eligible at Settlement.
ERISA Eligible:	The Senior Certificates are ERISA eligible subject to limitations set forth in the final prospectus supplement.

Tax Treatment:	REMIC
Structure:	Senior/Subordinate w/ Shifting Interest and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:	5.5% +/- .50%
Rating Agencies:	At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration:	Senior Certificates - DTC

Time Table (approximate)
Expected Settlement	11/30/05
Cut-Off Date	11/1/05
First Distribution Date	12/27/05
Distribution Date	25th or Next Business Day

JPMSI Whole Loan Trading Desk
John Horner
Dan Lonski Ruslan Margolin	212-834-2499
Marc Simpson

BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005 JPMorgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.